UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________________________________________________________________________________________________________

FORM 8-K/A
_____________________________________________________________________________________________________________________________________________________________________________

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: August 15, 2023
(Date of earliest event reported)
___________________________________________________________________________________________________________________________________________________________________________
RING ENERGY, INC.
(Exact name of registrant as specified in its charter)
_______________________________________________________________________________________________________

Nevada	001-36057	90-0406406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1725 Hughes Landing Blvd., Suite 900
The Woodlands, TX 77380
(Address of principal executive offices) (Zip Code)

(281) 397-3699
(Registrant’s telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	REI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in its Current Report on Form 8-K filed on August 17, 2023 (the “Prior 8-K”), with the U.S. Securities and Exchange Commission (the “SEC”), on August 15, 2023, Ring Energy, Inc. (the “Company”), as buyer, and Founders Oil & Gas IV, LLC (“Founders”), as seller, consummated the transactions (the “Founders Acquisition”) contemplated in the Asset Purchase Agreement dated July 10, 2023 by and between the Company and Founders (the “Purchase Agreement”) that was previously reported on Form 8-K filed on July 14, 2023 with the SEC.

The Company is filing this amendment to the Prior 8-K for the purpose of providing (i) the audited consolidated financial statements of Founders and affiliate as of and for the fiscal years ended September 30, 2022 and 2021, (ii) the unaudited interim consolidated financial statements of Founders and affiliate as of and for the nine months ended June 30, 2023, and (iii) the unaudited pro forma financial information giving effect to the Founders Acquisition.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Audited consolidated financial statements of Founders Oil & Gas IV, LLC and affiliate for the fiscal years ended September 30, 2022 and 2021 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Unaudited interim consolidated financial statements of Founders Oil & Gas IV, LLC and affiliate for the nine months ended June 30, 2023 are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro forma financial information.

Unaudited pro forma condensed combined balance sheet as of June 30, 2023 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2022 and the six months ended June 30, 2023 are attached hereto as Exhibit 99.3 and incorporated herein by reference. These unaudited pro forma financial statements give effect to the Founders Acquisition on the basis, and subject to the assumptions, set forth in accordance with Article 11 of Regulation S-X.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K/A:

Exhibit No.	Description
23.1	Consent of Whitley Penn LLP
99.1	Audited consolidated financial statements of Founders Oil & Gas IV, LLC and affiliate for the fiscal years ended September 30, 2022 and 2021.
99.2	Unaudited interim consolidated financial statements of Founders Oil & Gas IV, LLC and affiliate for the nine months ended June 30, 2023.
99.3
Unaudited pro forma condensed combined balance sheet as of June 30, 2023 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2022 and the six months ended June 30, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RING ENERGY, INC.

Date:	October 26, 2023	By:	/s/ Travis T. Thomas
Travis T. Thomas
Chief Financial Officer